UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 19, 2017
KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 19, 2017, KEMET Corporation (the “Company”) announced that KEMET Electronics Corporation (“KEC”), its wholly owned subsidiary, has completed its previously announced acquisition of all of the outstanding shares of common stock and preferred stock of NEC TOKIN Corporation (“NEC TOKIN”) not already held by KEC. NEC TOKIN was a joint venture between KEC and NEC Corporation ("NEC"). NEC TOKIN is a manufacturer of tantalum capacitors, electro-magnetic and access devices. Upon closing, NEC TOKIN will change its name to TOKIN Corporation (“TOKIN”) and will be a 100% owned subsidiary of KEMET. KEC originally acquired a 34% economic, and 51% common stock, interest in NEC TOKIN on February 1, 2013.

The Company previously disclosed the acquisition and related Definitive NEC TOKIN Stock Purchase Agreement (the “Agreement’) between KEC and NEC in a Current Report on Form 8-K, dated as of February 23, 2017. KEC paid NEC JPY 16.2 billion, or approximately $149.2 million (using the April 18, 2017 exchange rate of 109.03 Japanese Yen to U.S. Dollar), for all of the outstanding shares of NEC TOKIN it did not already own. The purchase price was comprised of JPY 6.0 billion, or approximately $55.3 million (using the April 18, 2017 exchange rate of 109.03 Japanese Yen to U.S. Dollar) plus one-half of an amount determined to be the excess net cash proceeds from the previously announced sale of NEC TOKIN’s electro-mechanical devices (“EMD”) business, after the repayment of outstanding indebtedness of NEC TOKIN and after the payment of taxes, fees and expenses relating to the sale of the EMD business (“Excess Cash"). The Excess Cash is subject to working capital adjustments pursuant to a master sale and purchase agreement for the EMD business.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired

The Company will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)    Pro forma financial information

The Company will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(c)    Shell Company Transaction

Not applicable

(d)     Exhibits

Exhibit No.    Description of Exhibit

2.1        Definitive NEC TOKIN Stock Purchase Agreement dated as of February 23, 2017, by and between KEMET Electronics Corporation and NEC Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K  (File No. 1-15491) filed on February 23, 2017).
99.1        News Release, dated April 19, 2017 issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2017

KEMET CORPORATION

By:    /s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibit
2.1        Definitive NEC TOKIN Stock Purchase Agreement dated as of February 23, 2017, by and between KEMET Electronics Corporation and NEC Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K  (File No. 1-15491) filed on February 23, 2017).

99.1        News Release, dated April 19, 2017 issued by the Company.